UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of

the Securities Exchange Act of 1934 (Amendment No.)

Filed by the Registrant ☒
Filed by a Party other than the Registrant ☐
Check the appropriate box:
☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☒	Definitive Additional Materials
☐	Soliciting Material Pursuant to §240.14a-12

Equal Energy Ltd.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
Payment of Filing Fee (Check the appropriate box):
☒	No fee required.
☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
	(1)	Title of each class of securities to which transaction applies:
	(2)	Aggregate number of securities to which transaction applies:
	(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
	(4)	Proposed maximum aggregate value of transaction:
	(5)	Total fee paid:
☐	Fee paid previously with preliminary materials.

☐
Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

	(1)	Amount Previously Paid:
	(2)	Form, Schedule or Registration Statement No.:
	(3)	Filing Party:
	(4)	Date Filed:

PROXY FOR THE ANNUAL AND SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON MAY 13, 2013
The undersigned holder (the “Shareholder”) of common shares (the “Common Shares”) of Equal Energy Ltd. (the “Corporation”), hereby appoints Don Klapko, an officer of the Corporation, or failing him, Dell Chapman, an officer of the Corporation, or, alternatively ______________________, as proxyholder, to attend the annual and special meeting (the “Meeting”) of Shareholders being held in the Strand/Tivoli Room of the Metropolitan Centre, 333 - 4th Avenue S.W., Calgary, Alberta on Monday, May 13, 2013 at 10:00 a.m. (Calgary time), and at any adjournment(s) thereof and at any ballot that may take place in consequence thereof and to vote the Common Shares held by the undersigned with respect to the matters set forth below:

1.	FOR or AGAINST an ordinary resolution fixing the number of directors of the Corporation to be elected for the ensuing year at seven;
2.	Election of Directors as set forth the accompanying information circular and proxy statement of the Corporation dated April 9, 2013 (the “Information Circular”), for the ensuing year;

	For	Withhold		For	Withhold
Lee Canaan			Michael Coffman
Michael Doyle			Victor Dusik
Don Klapko			Robert Wilkinson
Kyle Travis

3.	FOR or AGAINST a non-binding advisory resolution to approve named executive officer compensation as set forth in the Information Circular;
4.
3 YEARS 2 YEARS 1 YEAR  for a non-binding advisory resolution to approve the frequency of advisory votes on the executive compensation of the Corporation, all as more particularly described in the Information Circular;

5.
FOR or WITHHOLD FROM VOTING FOR  the appointment of KPMG LLP, Chartered Accountants, as auditors for the Corporation for the ensuing year and to authorize the directors of the Corporation, to fix KPMG LLP’s remuneration in that capacity;

6.	FOR or AGAINST an ordinary resolution, the full text of which is set forth in the Information Circular, approving the amendments to the Corporation’s By-laws, as set out in the Information Circular;
7.
FOR or AGAINST  an ordinary resolution, the full text of which is set forth in the Information Circular, approving all unallocated entitlements under the Corporation’s stock option plan and restricted share and performance share plan;

8.
FOR or AGAINST  the passing of a special resolution, the full text of which is set forth in the Information Circular, approving the amendment to the Corporation’s articles of amalgamation to implement a stock dividend program;

9.
at the discretion of the said proxyholders, upon any permitted amendment or variation of the above matters or any other matter that may properly be brought before the Meeting or any adjournment or adjournments thereof, in such manner as such proxyholders, in their sole judgment, may determine.

This Instrument of Proxy is solicited on behalf of the management of the Corporation.  The Common Shares represented by this Instrument of Proxy will be voted and, where the Shareholder has specified a choice with respect to the above matters, will be voted as directed above or, if no direction is given, will be voted in favour of the above matters (including a 3 year vote on the item number 4 above).

This Instrument of Proxy, when properly executed, confers discretionary authority to vote on any amendments to or variations of matters identified in this Instrument of Proxy or other matters which properly come before the Meeting or any adjournment thereof according to the best judgement of the person voting the proxy.

Please notify Olympia Trust Company (tel: 1-888-353-3138) of any change to your registered name or address as it is shown on the reverse page.

The undersigned hereby revokes any proxies heretofore given.

Signed this _____ day of ______________, 2013.

Signature of Shareholder                                                                                                                     Address (please print)

Name of Shareholder (please print)                                                                                                Number of Common Shares Held

Notes:
1.
The Common Shares represented by this proxy will be voted or withheld from voting on any ballot requested by a Shareholder or proxyholder. If the Shareholder or an intermediary holding Common Shares and acting on behalf of an unregistered shareholder has specified a choice with respect to any of the items above by making an “x” in the space provided for that purpose, the Common Shares will be voted on any ballot in accordance with that choice. If no choice is specified, the proxyholder, if one proposed by management, intends to vote the Common Shares represented by the proxy as if the Shareholder had specified an affirmative vote. If any amendments or variations to matters identified in the Notice of Meeting are proposed at the Meeting or if any other matters properly come before the Meeting, discretionary authority is hereby conferred with respect thereto.

2.
A Shareholder or an intermediary holding Common Shares and acting on behalf of an unregistered shareholder has the right to appoint a nominee (who need not be a Shareholder) to attend and act on his behalf at the Meeting, other than the persons named in this proxy as proxyholders. To exercise this right, the Shareholder or intermediary must insert the name of the Shareholder’s chosen nominee in the space provided or complete another proper form of proxy.

3.
This proxy will not be valid unless it is signed by the Shareholder, the intermediary acting on behalf of the Shareholder or by his or her attorney authorized in writing. In the case of a corporation, this proxy must be executed under its corporate seal or signed by a duly authorized officer or attorney for the corporation.

4.
To be effective, the completed proxy, together with the power of attorney or other authority, if any, under which it was signed or a notarially certified copy thereof, must be deposited with the Corporation’s transfer agent, Olympia Trust Company, Suite 2300, 125 – 9th Avenue S.E., Calgary, Alberta, T2G 0P6 at least 48 hours (excluding Saturdays, Sundays and statutory holidays) before the time of the Meeting or any adjournment thereof. Unregistered shareholders who have received the proxy through an intermediary must deliver the proxy in accordance with the instructions given by such intermediary.

5.
The signature on this form of proxy should be exactly the same as the name in which the Common Shares are registered. If the entity making the appointment is a corporation, this form of proxy must be executed under its corporate seal or by an officer or attorney thereof duly authorized. Persons signing as executors, administrators, trustees, etc. should so indicate and give their full title as such.

6.
This proxy shall not be valid after the expiration of twelve months from the date of its execution. If not dated, this proxy shall be deemed to bear the date on which the Corporation mailed it to the Shareholders.